DREYFUS/STANDISH FIXED INCOME FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus/Standish Fixed Income Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Investment Funds (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund.  The Acquiring Fund, like the Fund, normally invests primarily in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.  In addition, the Acquiring Fund's Class I shares have a lower total annual expense ratio than the Fund's Class I shares and a generally better performance record—having outperformed the Fund in five of the last ten calendar years and in each of the 1-, 5- and 10-year periods ended December 31, 2011.  Management also believes that, as a result of becoming shareholders in a substantially larger fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses,  permitting Dreyfus to more efficiently manage the larger fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has, with respect to its Class I shares, a generally better performance record and lower total annual expense ratio than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak President Dreyfus Investment Funds

September 5, 2012

TRANSFER OF THE ASSETS OF
DREYFUS/STANDISH FIXED INCOME FUND
TO AND IN EXCHANGE FOR CLASS I SHARES OF
DREYFUS INTERMEDIATE TERM INCOME FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS/STANDISH FIXED INCOME FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 18, 2013 (the "Closing Date"), and will no longer be a shareholder of Dreyfus/Standish Fixed Income Fund (the "Fund").  You will receive Class I shares of the Acquiring Fund corresponding to your Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Investment Funds (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. As of June 30, 2012, the Acquiring Fund had approximately $1.1 billion and the Fund had approximately $177 million in net assets. In addition, the Acquiring Fund's Class I shares have a lower total annual expense ratio than the Fund's Class I shares and have generally outperformed the Fund's Class I shares—having outperformed the Fund in five of the last ten calendar years and in each of the 1-, 5- and 10-year periods ended December 31, 2011. The reorganization also will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies.  The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income.  The Fund seeks primarily a high level of current income, consistent with conserving principal and liquidity, and secondarily capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in fixed-income securities of U.S. and foreign issuers rated investment grade (BBB/Baa or higher) or the unrated equivalent as determined by Dreyfus. To pursue its goals, the Fund normally invests at least 80% of its net assets in fixed-income securities issued by U.S. and foreign governments and companies. The Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus. The Acquiring Fund focuses primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, whether or not denominated in foreign currencies, including those of issuers in emerging markets. The Fund may invest up to 20% of its net assets in fixed-income foreign issuers, which can be non-U.S. dollar denominated securities, including those located in emerging markets, but no more than 10% of the Fund's net assets may be invested in foreign currency denominated securities that have not been hedged back to the U.S. dollar. Each fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy.

Typically, the Acquiring Fund's portfolio can be expected to have an average effective maturity ranging between 5 and 10 years and an average effective duration ranging between 3 and 8 years. The average effective maturity of the Fund's portfolio generally will be between 5 and 13 years. There are no restrictions on the average effective duration of the Fund's portfolio. Each fund may invest in individual fixed-income securities of any maturity or duration. As of July 31, 2012, the average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 7.60 years and 7.49 years, respectively. The average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 5.16 years and 5.07 years, respectively.

For additional yield, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. The Fund may invest up to 15% of its assets in securities rated, at the time of purchase, below investment grade, but not rated lower than B, or the unrated equivalent as determined by Dreyfus. The targeted average credit quality of the Fund's portfolio generally will range from A to AA/Aa. As of July 31, 2012, the Acquiring Fund's portfolio had an average credit quality rating of A+ and the Fund's portfolio had an average credit quality rating of AA.

The primary portfolio managers of the Acquiring Fund and the Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different.  Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges, such as the Fund Exchanges service, that you currently have as a shareholder of the Fund.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

As a shareholder of the Acquiring Fund, you will be subject to a higher management fee, although you will no longer be subject to a separate fee for administrative and accounting services and total annual fund operating expenses for the Acquiring Fund's Class I shares are expected to be lower than those for the Fund's Class I shares. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.40% of the Fund's average daily net assets up to $250 million, 0.35% of the next $250 million of such assets, and 0.30% of the Fund's average daily net assets in excess of $500 million. The Fund's net assets (approximately $177 million as of June 30, 2012) are below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Dreyfus is 0.40% of the value of the Fund's average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Acquiring Fund's average daily net assets. Dreyfus provides administrative and accounting services to the Acquiring Fund pursuant to its Management Agreement with the Acquiring Fund; whereas, these services are paid for separately by the Fund at the annual rate of 0.06% of the Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets, and 0.02% of the Fund's average daily net assets in excess of $1 billion. Class I shares of the Acquiring Fund had a lower total annual expense ratio than the Fund as of the respective fund's most recent fiscal year end. In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class I shares will decrease as a result of the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment objectives and management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has, with respect to its Class I shares, a generally better performance record and lower total annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS/STANDISH FIXED INCOME FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus/Standish Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, November 15, 2012, at 10:00 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on August 28, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher Secretary

New York, New York
September 5, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS/STANDISH FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

To and in Exchange for Class I Shares of

DREYFUS INTERMEDIATE TERM INCOME FUND
(A Series of Dreyfus Investment Grade Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
SEPTEMBER 4, 2012
_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, November 15, 2012

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Investment Funds (the "Trust"), on behalf of Dreyfus/Standish Fixed Income Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 15, 2012, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on August 28, 2012 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund Class I shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class I shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated September 4, 2012, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have similar investment objectives and substantially similar investment management policies.  The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income.  The Fund seeks primarily a high level of current income, consistent with conserving principal and liquidity, and secondarily capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.  Each fund normally invests primarily in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.  However, the investment practices and limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Dreyfus Investment Grade Funds, Inc. (the "Acquiring Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated December 1, 2011, Annual Report for its fiscal year ended July 31, 2011 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended January 31, 2012 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus, or Annual Report for its fiscal year ended December 31, 2011 or Semi-Annual Report for the six-month period ended June 30, 2012, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2012, there were 8,062,509.299 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about September 14, 2012.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO
THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund Class I shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies.  The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income.  The Fund seeks primarily a high level of current income, consistent with conserving principal and liquidity, and secondarily capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade (BBB/Baa or higher) or the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations) and foreign bonds.

The Acquiring Fund's portfolio managers buy and sell fixed-income securities based on credit quality, financial outlook and yield potential.  Fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

To pursue its goals, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities issued by U.S. and foreign governments and companies. The Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus. The Fund's fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions.

The Fund's portfolio managers focus on identifying undervalued sectors and securities and de-emphasize the use of interest rate forecasting.  The Fund's portfolio managers look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features.  The Fund's portfolio managers select securities for the Fund's portfolio by:  (i) allocating assets among sectors appearing to have near-term return potential; (ii) actively trading among various sectors, such as corporate, mortgage pass-through, government agency and asset-backed securities; and (iii) buying when a yield spread advantage presents an opportunity to buy securities cheaply.  The Fund's portfolio managers typically will sell a security if they believe it is overvalued from a valuation standpoint, another sector or security becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The Acquiring Fund focuses primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, whether or not denominated in foreign currencies, including those of issuers in emerging markets. The Fund may invest up to 20% of its net assets in fixed-income securities of foreign issuers, which can be non-U.S. dollar-denominated securities, including those located in emerging markets, but no more than 10% of the Fund's net assets may be invested in foreign currency denominated securities that have not been hedged back to the U.S. dollar.

Typically, the Acquiring Fund's portfolio can be expected to have an average effective maturity ranging between 5 and 10 years and an average effective duration ranging between 3 and 8 years.  The average effective maturity of the Fund's portfolio generally will be between 5 and 13 years.  There are no restrictions on the average effective duration of the Fund's portfolio.  Each fund may invest in individual fixed-income securities of any maturity or duration.  Average effective maturity is an average of the maturities of the bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive an investment or the fund's portfolio may be to changes in interest rates.  Generally, the longer a fund's duration, the more it will react to interest rate fluctuations and the greater its long-term risk/return potential.  As of July 31, 2012, the average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 7.60 years and 7.49 years, respectively.  The average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 5.16 years and 5.07 years, respectively.

For additional yield, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus.  The Fund may invest up to 15% of its assets in securities rated, at the time of purchase, below investment grade, but not rated lower than B, or the unrated equivalent as determined by Dreyfus.  The targeted average credit quality of the Fund's portfolio generally will range from A to AA/Aa.  Credit ratings are determined by independent rating organizations that analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts.  Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness.  AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt.  Bonds rated BBB or Baa and above are considered investment grade.  As of July 31, 2012, the Acquiring Fund's portfolio had an average credit quality rating of A+ and the Fund's portfolio had an average credit quality rating of AA.

The primary portfolio managers of the Acquiring Fund and the Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different.

Each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy.  Each fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.  To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  In addition, each fund may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.  Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  The Acquiring Fund is permitted to engage in leverage by borrowing money to purchase securities; the Fund is not permitted to engage in this type of leverage.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Neither fund has any limitation regarding portfolio turnover.  The Acquiring Fund and the Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Acquiring Fund's and the Fund's portfolio turnover rates were 371.17% and 400.34%, respectively, of the average value of the respective fund's portfolio.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Acquiring Fund is a series of the Acquiring Company, which is a corporation organized under the laws of the State of Maryland.  The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  See "Certain Organizational Differences Between the Acquiring Company and the Trust" below.

Investment Risks.  The principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  These risks, which apply to both funds, are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the respective fund's share price.  The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the respective fund's share price.  Although each fund invests primarily in investment grade bonds, each fund may invest to a limited extent in high yield bonds.  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.  Bonds rated investment grade when purchased by a fund may subsequently be downgraded.

•
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the respective fund's share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•
Foreign investment risk.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the respective fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Acquiring Fund or the Fund will not correlate with the underlying instruments or the respective fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Acquiring Fund or the Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

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Market sector risk.  Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the respective fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the respective fund and denominated in those currencies.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

In addition to the principal risks described above, both the Acquiring Fund and the Fund, except as noted, are subject to the following additional risks.

•
Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  These risks are heightened with respect to emerging market countries.

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Mortgage-related securities risk.  Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Each fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the respective fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the respective fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the respective fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the respective fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the respective fund's sensitivity to rising interest rates and its potential for price declines.

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Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the respective fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•
Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the respective fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

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Leverage risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions, and, for the Acquiring Fund, borrowing money to purchase securities, may magnify the respective fund's gains or losses.

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Short sale risk.  Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the respective fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

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Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the respective fund does not apply to the market value of such security or to shares of the fund itself.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Municipal bond market risk.  The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the respective fund's investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

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Inflation-indexed security risk.  (Acquiring Fund only)  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the Acquiring Fund may be required to make annual distributions to shareholders that exceed the cash it received, which may cause the Acquiring Fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.  A fund's forward roll transactions will increase its portfolio turnover rate.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund might not achieve its investment objective(s).  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Fees and Expenses.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.40% of the Fund's average daily net assets up to $250 million, 0.35% of the next $250 million of such assets, and 0.30% of the Fund's average daily net assets in excess of $500 million.  The Fund's net assets (approximately $177 million as of June 30, 2012) are below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Dreyfus is 0.40% of the value of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Acquiring Fund's average daily net assets.  Dreyfus provides administrative and accounting services to the Acquiring Fund pursuant to its Management Agreement with the Acquiring Fund; whereas, these services are paid for separately by the Fund at the annual rate of 0.06% of the Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets, and 0.02% of the Fund's average daily net assets in excess of $1 billion.  Class I shares of the Acquiring Fund had a lower total annual expense ratio than Class I shares of the Fund as of the respective fund's most recent fiscal year end.  In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class I shares will decrease as a result of the Reorganization.  Class I shares of the Fund and the Acquiring Fund currently are not subject to any sales charge or contingent deferred sales charge or any exchange or redemption fees.

The fees and expenses set forth below for the Fund are as of its fiscal year ended December 31, 2011 and for the Acquiring Fund are as of its fiscal year ended July 31, 2011.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class I Shares	Acquiring Fund Class I Shares	Pro Forma After Reorganization Acquiring Fund Class I Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%	0.45%	0.45%
Distribution (Rule 12b-1) fees	none	none	none
Other expenses	0.16%	0.10%	0.07%
Total annual fund operating expenses	0.56%	0.55%	0.52%

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Class I shares	$57	$179	$313	$701

Acquiring Fund Class I shares	$56	$176	$307	$689

Pro Forma--After Reorganization Acquiring Fund Class I shares	$53	$167	$291	$653

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class I shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's Class I shares to those of a broad measure of market performance.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information is available at www.dreyfus.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+7.10	+7.91	+4.54	+2.22	+5.20	+4.87	–5.70	+17.34	+9.46	+7.61
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3, 2009	+8.00%
Worst Quarter:	Q3, 2008	-3.65%

The year-to-date total return of the Acquiring Fund's Class I shares as of 6/30/12 was 3.23%.

Acquiring Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	7.61%	6.45%	5.91%

Class I returns after taxes on distributions	6.40%	4.75%	4.05%

Class I returns after taxes on distributions and sale of fund shares	4.92%	4.50%	3.94%

Barclays U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	7.84%	6.50%	5.78%

Fund—Class I Shares
Year-by-year total returns as of 12/31 each year (%)

+8.89	+5.24	+5.74	+2.96	+4.38	+3.64	–5.00	+18.32	+8.99	+7.10
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q2, 2009	+8.33%
Worst Quarter:	Q3, 2008	-2.88%

The year-to-date total return of the Fund's Class I shares as of 6/30/12 was 3.26%.

Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	7.10%	6.34%	5.88%

Class I returns after taxes on distributions	5.98%	4.76%	4.24%

Class I returns after taxes on distributions and sale of fund shares	4.60%	4.48%	4.07%

Barclays U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	7.84%	6.50%	5.78%

Investment Adviser.  The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $266 billion in approximately 183 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended July 31, 2011.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team.  It has $25.8 trillion in assets under custody and administration and $1.26 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.5 trillion per day.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  David Horsfall and David Bowser are the primary portfolio managers of the Acquiring Fund, positions they have held since October 2010.  Mr. Bowser has been a portfolio manager of the Acquiring Fund since April 2008.  Mr. Bowser also is the primary portfolio manager of the Fund, a position he has held since May 2008.  Messrs. Horsfall and Bowser are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of Dreyfus, and manage the respective fund as employees of Dreyfus, using Standish's proprietary investment process.  Mr. Horsfall is deputy chief investment officer and a senior portfolio manager at Standish, and Mr. Bowser is a director of active fixed-income and a senior portfolio manager at Standish.  Messrs. Horsfall and Bowser will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Company, and Benaree Pratt Wiley, who is a Board member of the Trust and the Acquiring Company, the Trust and the Acquiring Company have different Board members.  None of the Board members of the Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  One Board member of the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund.  For a description of the Acquiring Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firms.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund, and KPMG LLP is the independent registered public accounting firm for the Fund.

Capitalization.  The Fund has classified its shares into one class — Class I shares — and the Acquiring Fund has classified its shares into three classes — Class A, Class C and Class I shares.  There will be no exchange in the Reorganization of Class A or Class C shares of the Acquiring Fund.  The following tables set forth, as of January 31, 2012, (1) the capitalization of the Fund's Class I shares, (2) the capitalization of the Acquiring Fund's Class I shares and (3) the pro forma capitalization of the Acquiring Fund's Class I shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class I	Acquiring Fund Class I	Adjustments*	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$215,297,886	$75,461,132		$290,759,018
Net asset value per share	$21.82	$13.79		$13.79
Shares outstanding	9,865,491	5,473,556	5,744,734	21,083,781
_______________________
*      Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Acquiring Fund's total net assets (attributable to Class A, Class C and Class I shares), as of January 31, 2012, were $1,113,921,171.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. Class I shares of each fund are offered to the same universe of eligible investors. The purchase procedures of the Fund and the Acquiring Fund are substantially similar. Investors are not subject to any sales charges to purchase Class I shares of the Fund or the Acquiring Fund. The price for Class I shares of each fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Class I shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. An investor may sell (redeem) Class I shares of either fund at any time. Class I shares of each fund are sold at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. Redemption orders are processed promptly and an investor will generally receive the proceeds within a week. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Distributions.  The Acquiring Fund normally pays dividends monthly and capital gain distributions annually.  The Fund normally pays dividends quarterly and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Acquiring Company and the Trust.  The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law.  The Acquiring Fund is a series of the Acquiring Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation (the "Charter"), the Acquiring Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Fund nor the Acquiring Fund is required to hold annual meetings of its shareholders.  The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 50% of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  The Acquiring Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Trust or the Acquiring Company are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund, or the Trust's Trustees.  The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Acquiring Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Acquiring Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Company's Charter, the Acquiring Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Acquiring Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund. The Trust's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has, with respect to its Class I shares, a lower total annual expense ratio than the Fund and a generally better performance record—having outperformed the Fund in five of the last ten calendar years and in each of the 1-, 5- and 10-year periods ended December 31, 2011. As of June 30, 2012, the Fund had net assets of approximately $177 million and the Acquiring Fund had net assets of approximately $1.1 billion. The Trust's Board noted that the Fund's assets have declined from over $2 billion in years prior to January 2001. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Trust's Board and the Acquiring Company's Board approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 18, 2013 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to Class I shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class I shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Class I shares of the Acquiring Fund distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $105,000, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $2,500, which amount is included in the estimated total expenses of the Reorganization listed above.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities in order to consummate the Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class I shares for Acquiring Fund Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended December 31, 2011, the Fund had unused capital loss carryforwards of approximately $8.5 million.  The Fund's capital loss carryforwards will expire on December 31, 2017, if unused prior to such date.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of the Fund expiring unused.

Sale of Portfolio Securities.  As of the date hereof, it is not anticipated that portfolio securities currently held by the Fund or the Acquiring Fund will be sold in connection with the Reorganization—either before the Reorganization (by the Fund or the Acquiring Fund) or after the Reorganization (by the combined fund).  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-48926).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-08214).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2012, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization (Fund Class I Shares)	After Reorganization (Acquiring Fund Class I Shares)

National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	27.45%	19.09%

MAC & Co. Attn: Mutual Fund Ops P.O. Box 3198 Pittsburgh, PA 15230-3198	16.13%	11.22%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	10.45%	7.27%

White Plains Hospital Med Center Retirement Plan Davis Avenue – East Post Road White Plains, NY 10601	5.43%	3.78%

As of June 30, 2012, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of Class I of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Class I Shares

Name and Address	Before Reorganization	After Reorganization

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	52.28%	16.06%

Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.96%	3.67%

First Clearing, LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	5.64%	1.73%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of June 30, 2012, Board members and officers of the Trust and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2011 and the audited financial statements of the Acquiring Fund for its fiscal year ended July 31, 2011 have been incorporated herein by reference in reliance upon the respective reports of KPMG LLP, independent registered public accounting firm for the Fund, and Ernst & Young LLP, independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN
THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 26, 2012 (the "Agreement"), among DREYFUS INVESTMENT FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS/STANDISH FIXED INCOME FUND (the "Fund"), DREYFUS INVESTMENT GRADE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS INTERMEDIATE TERM INCOME FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.    THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.    VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.    CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be January 18, 2013, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.    REPRESENTATIONS AND WARRANTIES.

4.1          The Trust, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2011 have been audited by KPMG LLP (beginning with the 2009 fiscal year end) or by PricewaterhouseCoopers LLP (for the fiscal years prior thereto), each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since December 31, 2011, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2         The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended July 31, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since July 31, 2011, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.    COVENANTS OF THE ACQUIRING COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.    TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.            WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.    MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Company or the Trust, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Company's Charter or the Trust's Trust Agreement; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS INVESTMENT FUNDS, on behalf of Dreyfus/Standish Fixed Income Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS INVESTMENT GRADE FUNDS, INC., on behalf of Dreyfus Intermediate Term Income Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement.

THE DREYFUS CORPORATION

By:
Jonathan R. Baum,
Chairman of the Board and Chief Executive Officer

ATTEST:
James Bitetto,
Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships during the past five years, are shown below.1

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Clifford L. Alexander, Jr. 1933 Board Member	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present)	N/A

Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP since May 2012 Partner in the law firm of Dewey & LeBoeuf LLP until May 2012	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Whitney I. Gerard 1934 Board Member	Partner of Chadbourne & Parke LLP	N/A

Nathan Leventhal 1943 Board Member	Chairman of the Avery Fisher Artist Program (November 1997 - present) Commissioner, NYC Planning Commission (March 2007 - November 2011)	Movado Group, Inc., Director (2003 - present)

George L. Perry 1934 Board Member	Economist and Senior Fellow at The Brookings Institution	N/A

Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

_________________
1
Mr. Davis is deemed an "interested persons" of the Acquiring Company, as defined in the 1940 Act, because his law firm provides legal services to the Acquiring Company.  None of the other Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

Each Board member of the Acquiring Company, as is the case with each Board member of the Trust, has been a Board member of other Dreyfus mutual funds for over ten years.  Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members.  The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Company, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
Clifford L. Alexander is the President of Alexander & Associates, Inc. a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander.  Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

•
Gordon J. Davis became a partner in the law firm of Venable LLP in May 2012, where his practice involves complex real estate, land use development and related environmental matters.  Previously, Mr. Davis was a partner in the law firm of Dewey & LeBoeuf LLP until May 2012 and served as a Commissioner and member of the New York City Planning Commission and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•
Whitney I. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•
Nathan Leventhal was previously a Commissioner of the New York City Planning Commission.  In addition, Mr. Leventhal previously served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration, Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

•
George L. Perry is an Economist and Senior Fellow at The Brookings Institution. Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining The Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•
Benaree Pratt Wiley has been a business entrepreneur and management consultant for over 18 years.  Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

DREYFUS/STANDISH FIXED INCOME FUND

The undersigned shareholder of Dreyfus/Standish Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 28, 2012, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, November 15, 2012, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL
BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS
OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/STANDISH FIXED INCOME FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION

September 4, 2012

Acquisition of the Assets of

DREYFUS/STANDISH FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

By and in Exchange for Class I Shares of

DREYFUS INTERMEDIATE TERM INCOME FUND
(A Series of Dreyfus Investment Grade Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 4, 2012 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus/Standish Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), in exchange solely for Class I shares of Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), a series of Dreyfus Investment Grade Funds, Inc. (the "Acquiring Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's Statement of Additional Information dated August 1, 2011, as revised or amended September 1, 2011, October 1, 2011, December 1, 2011, February 1, 2012, March 1, 2012, April 1, 2012 and May 1, 2012.

2.	The Acquiring Fund's Annual Report for the fiscal year ended July 31, 2011.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended January 31, 2012.

4.	The Fund's Statement of Additional Information dated January 1, 2012, as revised or amended February 1, 2012, March 1, 2012, May 1, 2012 and June 18, 2012.

5.	The Fund's Annual Report for the fiscal year ended December 31, 2011.

6.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2012.

7.	Pro forma financial statements for the combined Fund and Acquiring Fund as of January 31, 2012.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated September 4, 2012 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A, filed on November 25, 2011 (File No. 33-48926).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report (amended) for its fiscal year ended July 31, 2011, filed on October 26, 2011, and the Acquiring Fund's Semi-Annual Report for the fiscal period ended January 31, 2012, filed on March 28, 2012.

The Fund's Statement of Additional Information is incorporated herein by reference to the Trust's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A, filed on April 23, 2012 (File No. 33-08214). The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2011, filed on February 28, 2012, and the Fund's Semi-Annual Report for the fiscal period ended June 30, 2012, filed on August 29, 2012.

PRO FORMA FINANCIAL STATEMENTS

The Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, and the Board of Trustees of the Trust, on behalf of the Fund, have approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The unaudited pro forma statement of investments and statement of assets and liabilities set forth below reflect the financial position of the Acquiring Fund and the Fund on January 31, 2012. The unaudited pro forma statement of operations set forth below reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended January 31, 2012. These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 31, 2012. Actual results could differ from those estimates.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Intermediate Term Income Fund
January 31, 2012 (Unaudited)

				Dreyfus		Dreyfus/			Dreyfus	Dreyfus/
				Intermediate		Standish		Pro Forma	Intermediate	Standish	Pro Forma
				Term Income		Fixed Income		Combined	Term Income	Fixed Income	Combined
				Fund		Fund		(*)	Fund	Fund	(*)

		Coupon	Maturity
Bonds and Notes--123.3%		Rate (%)	Date	Principal Amount a					Value ($)
Aerospace & Defense--.0%
BE Aerospace,
Sr. Unscd. Notes		6.88	10/1/20	410,000		85,000		495,000	452,025	93,713	545,738

Asset-Backed Ctfs./Auto Receivables--3.8%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B		3.29	3/15/15	3,975,000	b			3,975,000	4,122,282		4,122,282
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C		5.19	8/17/15	1,395,000		280,000		1,675,000	1,469,142	294,881	1,764,023
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C		3.34	4/8/16	1,855,000				1,855,000	1,879,313		1,879,313
Americredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D		5.05	12/8/17	5,800,000		1,095,000		6,895,000	6,080,826	1,148,018	7,228,844
Americredit Automobile Receivables
Trust, Ser. 2012-1, Cl. C		2.67	1/8/18	2,020,000				2,020,000	2,019,926		2,019,926
Capital Auto Receivables Asset
Trust, Ser. 2007-1, Cl. D		6.57	9/16/13	1,708,000	b			1,708,000	1,725,452		1,725,452
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B		3.75	12/15/15	980,000		200,000		1,180,000	1,012,048	206,540	1,218,588
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B		3.96	6/15/16			140,000		140,000		146,104	146,104
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. C		2.00	1/8/14	5,820,000		465,000		6,285,000	5,836,764	466,339	6,303,103
Ford Credit Floorplan Master Owner
Trust, Ser. 2011-1, Cl. A2		0.89	2/15/16			425,000	c	425,000		425,950	425,950
Franklin Auto Trust,
Ser. 2008-A, Cl. B		6.10	5/20/16	1,859,617	b	375,680	b	2,235,297	1,866,648	377,101	2,243,749
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS		5.22	7/15/15	1,245,557	b	250,826	b	1,496,383	1,238,543	249,414	1,487,957
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B		2.24	12/15/14	1,402,000		280,000		1,682,000	1,402,119	280,024	1,682,143
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C		3.02	10/17/16	3,660,000	b	835,000	b	4,495,000	3,640,336	830,514	4,470,850
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C		3.06	11/15/17			405,000		405,000		406,914	406,914
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. C		3.11	5/16/16	5,795,000		1,065,000		6,860,000	5,745,222	1,055,852	6,801,074
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C		3.78	11/15/17	1,185,000		230,000		1,415,000	1,189,960	230,963	1,420,923
SMART Trust,
Ser. 2011-1USA, Cl. A3B		1.14	10/14/14	4,010,000	b,c	825,000	b,c	4,835,000	4,004,620	823,893	4,828,513
									43,233,201	6,942,507	50,175,708
Asset-Backed Ctfs./Credit Cards--1.0%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14		3.04	8/15/18	11,075,000	b,c	1,000,000	b,c	12,075,000	11,659,699	1,052,795	12,712,494

Asset-Backed Ctfs./Home Equity Loans--.7%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6		5.64	12/25/33	530,021	c			530,021	529,819		529,819
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6		5.21	4/28/39	2,794,828	c	112,565	c	2,907,393	2,686,699	108,210	2,794,909
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2		0.60	10/25/35	1,329,741	c	245,801	c	1,575,542	1,229,352	227,244	1,456,596
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5		5.01	11/25/34	2,885,802	c			2,885,802	2,812,384		2,812,384
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3		5.71	7/25/36	583,226	c	121,064	c	704,290	583,929	121,209	705,138
Citicorp Residential Mortgage
Securities, Ser. 2007-2, Cl. A2		5.98	6/25/37			70,596	c	70,596		70,564	70,564
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1		0.68	3/25/35	289,331	c	55,713	c	345,044	288,150	55,486	343,636
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2		0.33	10/25/36	97,162	c	19,405	c	116,567	96,399	19,252	115,651
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2		0.54	11/25/35	470,603	c			470,603	468,229		468,229
									8,694,961	601,965	9,296,926
Asset-Backed Ctfs./Manufactured Housing--.2%
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2		6.48	1/15/37	1,595,798				1,595,798	1,653,311		1,653,311
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6		6.75	3/7/29	80,000	c	1,030,000	c	1,110,000	79,925	1,029,037	1,108,962
									1,733,236	1,029,037	2,762,273
Banks--5.9%
Bank of America,
Sr. Unscd. Notes, Ser. 1		3.75	7/12/16	2,310,000		400,000		2,710,000	2,276,875	394,264	2,671,139
Bank of America,
Sr. Unscd. Notes		5.00	5/13/21	6,000,000		1,225,000		7,225,000	5,882,268	1,200,963	7,083,231
Bank of America,
Sr. Unscd. Notes		5.63	7/1/20	5,460,000		655,000		6,115,000	5,542,244	664,866	6,207,110
Bank of America,
Sr. Unscd. Notes		5.70	1/24/22	1,675,000		240,000		1,915,000	1,738,325	249,073	1,987,398
Citigroup,
Sr. Unscd. Notes		4.50	1/14/22	3,965,000		915,000		4,880,000	3,955,060	912,706	4,867,766
Citigroup,
Sr. Unscd. Notes		5.38	8/9/20	2,930,000		520,000		3,450,000	3,107,778	551,551	3,659,329
Citigroup,
Sr. Unscd. Notes		5.50	4/11/13	6,225,000		1,040,000		7,265,000	6,462,060	1,079,605	7,541,665
Citigroup,
Sr. Unscd. Notes		5.88	1/30/42	2,750,000		535,000		3,285,000	2,857,165	555,848	3,413,013
Goldman Sachs Group,
Sr. Unscd. Notes		5.25	7/27/21	3,055,000		560,000		3,615,000	3,057,453	560,450	3,617,903
Goldman Sachs Group,
Sr. Unscd. Notes		5.75	1/24/22	2,400,000		520,000		2,920,000	2,492,410	540,022	3,032,432
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.35	8/15/21	8,510,000		1,340,000		9,850,000	8,697,280	1,369,489	10,066,769
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.50	1/24/22	2,575,000		765,000		3,340,000	2,658,814	789,900	3,448,714
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.00	1/15/18	2,055,000		425,000		2,480,000	2,332,768	482,446	2,815,214
Manufacturers & Traders Trust,
Sub. Notes		5.59	12/28/20	475,000	c			475,000	465,643		465,643
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/28/21	2,380,000		435,000		2,815,000	2,357,647	430,914	2,788,561
Morgan Stanley,
Sr. Unscd. Notes		5.55	4/27/17	2,880,000		840,000		3,720,000	2,952,438	861,128	3,813,566
Morgan Stanley,
Sr. Unscd. Notes		5.75	8/31/12	1,180,000				1,180,000	1,209,164		1,209,164
NB Capital Trust IV,
Gtd. Cap. Secs.		8.25	4/15/27	1,290,000				1,290,000	1,283,550		1,283,550
PNC Bank,
Sub. Notes		6.88	4/1/18	1,782,000		350,000		2,132,000	2,090,405	410,573	2,500,978
USB Capital IX,
Gtd. Notes		3.50	10/29/49	7,090,000	c			7,090,000	5,313,601		5,313,601
									66,732,948	11,053,798	77,786,746
Commercial Mortgage Pass-Through Ctfs.--4.1%
American Tower Trust,
Ser. 2007-1A, Cl. D		5.96	4/15/37			630,000	b	630,000		670,886	670,886
American Tower Trust,
Ser. 2007-1A, Cl. F		6.64	4/15/37			1,280,000	b	1,280,000		1,361,639	1,361,639
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12,
Cl. A3		4.24	8/13/39			378,661	c	378,661		381,918	381,918
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13,
Cl. A3		5.52	9/11/41	35,000				35,000	37,025		37,025
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-C4, Cl. AAB		5.07	8/15/38	2,103,543	c	660,305	c	2,763,848	2,142,188	672,436	2,814,624
Extended Stay America Trust,
Ser. 2010-ESHA, Cl. A		2.95	11/5/27	1,678,215	b	308,244	b	1,986,459	1,706,619	313,461	2,020,080
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B		1.84	3/6/20	1,630,000	b,c	2,965,000	b,c	4,595,000	1,603,956	2,917,625	4,521,581
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E		2.67	3/6/20	610,000	b,c	1,120,000	b,c	1,730,000	594,151	1,090,900	1,685,051
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F		2.84	3/6/20	5,680,000	b,c			5,680,000	5,504,014		5,504,014
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. G		3.02	3/6/20	3,110,000	b,c			3,110,000	3,013,952		3,013,952
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. H		3.58	3/6/20	25,000	b,c			25,000	24,353		24,353
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K		5.33	3/6/20	2,380,000	b,c	650,000	b,c	3,030,000	2,354,116	642,931	2,997,047
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. L		6.42	3/6/20	6,725,000	b,c			6,725,000	6,685,507		6,685,507
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C3, Cl. A4		4.72	2/15/46	6,410,000	b	1,185,000	b	7,595,000	7,222,609	1,335,225	8,557,834
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C		7.45	12/5/27	5,455,000	b,c			5,455,000	6,035,145		6,035,145
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2		5.20	1/12/44	512,144	c	97,851	c	609,995	511,900	97,804	609,704
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6		5.39	11/12/37	4,035,000	c			4,035,000	4,530,980		4,530,980
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB		5.33	12/15/43	96,828				96,828	100,042		100,042
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP3, Cl. A4		6.39	7/15/33	3,530				3,530	3,527		3,527
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3		5.72	8/15/39	495,000	c			495,000	537,079		537,079
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2		4.38	10/15/41			62,870		62,870		62,836	62,836
WF-RBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. A4		3.67	11/15/44	2,085,000				2,085,000	2,212,888		2,212,888
									44,820,051	9,547,661	54,367,712
Consumer Staples--1.7%
Altria Group,
Gtd. Notes		10.20	2/6/39	6,250,000		1,185,000		7,435,000	9,936,375	1,883,937	11,820,312
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	2,750,000		325,000		3,075,000	3,624,638	428,366	4,053,004
Pernod-Ricard,
Sr. Unscd. Notes		4.25	7/15/22	2,695,000	b	530,000	b	3,225,000	2,787,199	548,132	3,335,331
SABMiller Holdings,
Gtd. Notes		3.75	1/15/22	1,275,000	b	530,000	b	1,805,000	1,330,028	552,874	1,882,902
SABMiller Holdings,
Gtd. Notes		4.95	1/15/42	1,520,000	b			1,520,000	1,622,757		1,622,757
									19,300,997	3,413,309	22,714,306
Diversified Financial Services--5.4%
American Express,
Sr. Unscd. Notes		7.25	5/20/14	1,310,000	d	240,000		1,550,000	1,473,897	270,027	1,743,924
Ameriprise Financial,
Jr. Sub. Notes		7.52	6/1/66	3,441,000	c	610,000	c	4,051,000	3,561,435	631,350	4,192,785
Discover Financial Services,
Sr. Unscd. Notes		10.25	7/15/19	5,402,000		998,000		6,400,000	6,791,070	1,254,626	8,045,696
ERAC USA Finance,
Gtd. Notes		6.38	10/15/17	2,535,000	b	460,000	b	2,995,000	2,946,020	534,583	3,480,603
Ford Motor Credit,
Sr. Unscd. Notes		5.00	5/15/18	8,135,000		1,580,000		9,715,000	8,437,825	1,638,816	10,076,641
FUEL Trust,
Scd. Notes		4.21	4/15/16			660,000	b	660,000		678,414	678,414
FUEL Trust,
Scd. Notes		4.21	10/15/22	3,065,000	b			3,065,000	3,150,514		3,150,514
General Electric Capital,
Sr. Unscd. Notes		1.21	4/7/14	4,535,000	c	930,000	c	5,465,000	4,498,062	922,425	5,420,487
General Electric Capital,
Sr. Unscd. Notes		4.38	9/21/15			360,000		360,000		393,878	393,878
General Electric Capital,
Sr. Unscd. Notes		6.88	1/10/39	5,180,000		965,000		6,145,000	6,451,669	1,201,904	7,653,573
Harley-Davidson Funding,
Gtd. Notes		5.75	12/15/14	5,980,000	b	1,145,000	b	7,125,000	6,523,935	1,249,148	7,773,083
Hyundai Capital Services,
Sr. Unscd. Notes		4.38	7/27/16	1,300,000	b	400,000	b	1,700,000	1,333,992	410,459	1,744,451
International Lease Finance,
Sr. Unscd. Notes		6.63	11/15/13	2,745,000		565,000		3,310,000	2,806,763	577,713	3,384,476
Invesco,
Gtd. Notes		5.38	2/27/13	380,000		595,000		975,000	395,928	619,939	1,015,867
Invesco,
Gtd. Notes		5.38	12/15/14	25,000				25,000	27,307		27,307
Invesco,
Gtd. Notes		5.63	4/17/12	5,310,000				5,310,000	5,355,820		5,355,820
MBNA Capital A,
Gtd. Cap. Secs., Ser. A		8.28	12/1/26	2,285,000				2,285,000	2,270,719		2,270,719
MBNA,
Sr. Unscd. Notes		6.13	3/1/13	185,000				185,000	191,273		191,273
Merrill Lynch & Co.,
Sub. Notes		5.70	5/2/17	1,025,000		1,205,000		2,230,000	1,014,123	1,192,213	2,206,336
Merrill Lynch & Co.,
Sr. Unscd. Notes		6.40	8/28/17	50,000				50,000	52,926		52,926
Nisource Finance,
Gtd. Notes		4.45	12/1/21	2,740,000		555,000		3,295,000	2,855,192	578,333	3,433,525
Nisource Capital Markets,
Sr. Unscd. Notes		7.86	3/27/17	105,000				105,000	124,302		124,302
									60,262,772	12,153,828	72,416,600
Electric Utilities--1.3%
AES,
Sr. Unscd. Notes		8.00	10/15/17	2,730,000		490,000		3,220,000	3,078,075	552,475	3,630,550
Calpine,
Sr. Scd. Notes		7.88	1/15/23	2,550,000	b	520,000	b	3,070,000	2,747,625	560,300	3,307,925
Cleveland Electric Illuminating,
Sr. Unscd. Notes		5.70	4/1/17	910,000				910,000	1,020,342		1,020,342
Commonwealth Edison,
First Mortgage Bonds		6.15	9/15/17	60,000				60,000	72,329		72,329
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-D		5.30	12/1/16	675,000				675,000	792,771		792,771
Duke Energy Carolinas,
Sr. Unscd. Notes		5.63	11/30/12	50,000				50,000	52,067		52,067
Exelon Generation,
Sr. Unscd. Notes		5.20	10/1/19	2,200,000		660,000		2,860,000	2,468,325	740,498	3,208,823
Nevada Power,
Mortgage Notes		6.50	8/1/18			240,000		240,000		292,620	292,620
Nevada Power,
Mortgage Notes, Ser. R		6.75	7/1/37	395,000				395,000	544,839		544,839
Sempra Energy,
Sr. Unscd. Notes		6.50	6/1/16	2,720,000		565,000		3,285,000	3,220,461	668,956	3,889,417
Sierra Pacific Power,
Mortgage Notes, Ser. P		6.75	7/1/37	550,000				550,000	758,636		758,636
									14,755,470	2,814,849	17,570,319
Foreign/Governmental--4.3%
Corp Andina De Formento,
Sr. Unscd. Notes		3.75	1/15/16	3,255,000		590,000		3,845,000	3,327,355	603,115	3,930,470
Mexican Government,
Bonds, Cl. M	MXN	6.50	6/10/21	417,865,000		75,120,000		492,985,000	33,536,727	6,028,930	39,565,657
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	2,795,000	d	585,000	d	3,380,000	3,133,340	655,815	3,789,155
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	1,500,000	d	360,000	d	1,860,000	1,888,520	453,245	2,341,765
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	59,830,000		11,815,000		71,645,000	5,841,402	1,153,538	6,994,940
									47,727,344	8,894,643	56,621,987
Health Care--1.4%
Amgen,
Sr. Unscd. Notes		3.88	11/15/21	4,170,000		850,000		5,020,000	4,351,512	886,999	5,238,511
Aristotle Holding,
Gtd. Notes		4.75	11/15/21	3,060,000	b	570,000	b	3,630,000	3,244,411	604,351	3,848,762
Biomet,
Gtd. Notes		10.00	10/15/17	1,947,000		390,000		2,337,000	2,112,495	423,150	2,535,645
Fresenius Medical Care II,
Gtd. Notes		5.63	7/31/19	540,000	b	105,000	b	645,000	555,525	108,019	663,544
Gilead Sciences,
Sr. Unscd. Notes		4.40	12/1/21	2,310,000		465,000		2,775,000	2,505,572	504,368	3,009,940
HCA,
Sr. Unscd. Notes		6.25	2/15/13	2,760,000		550,000		3,310,000	2,849,700	567,875	3,417,575
									15,619,215	3,094,762	18,713,977
Industrial--.5%
Waste Management,
Sr. Unscd. Notes		7.00	7/15/28	2,395,000		596,000		2,991,000	3,025,891	752,998	3,778,889
Waste Management,
Gtd. Notes		7.75	5/15/32	2,000,000				2,000,000	2,823,228		2,823,228
									5,849,119	752,998	6,602,117
Materials--2.3%
Dow Chemical,
Sr. Unscd. Notes		2.50	2/15/16	190,000				190,000	194,324		194,324
Dow Chemical,
Sr. Unscd. Notes		4.13	11/15/21	6,260,000		1,260,000		7,520,000	6,601,258	1,328,688	7,929,946
Dow Chemical,
Sr. Unscd. Notes		5.25	11/15/41	1,930,000		420,000		2,350,000	2,105,892	458,277	2,564,169
Ecolab,
Sr. Unscd. Notes		4.35	12/8/21	1,020,000		210,000		1,230,000	1,126,631	231,953	1,358,584
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	2,885,000		590,000		3,475,000	3,046,854	623,100	3,669,954
Georgia-Pacific,
Gtd. Notes		8.25	5/1/16	2,035,000	b	485,000	b	2,520,000	2,256,404	537,767	2,794,171
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	2,760,000	b	490,000	b	3,250,000	2,883,518	511,929	3,395,447
Peabody Energy,
Gtd. Notes		6.25	11/15/21	2,500,000	b	475,000	b	2,975,000	2,587,500	491,625	3,079,125
Teck Resources,
Gtd. Notes		6.25	7/15/41	2,060,000		410,000		2,470,000	2,431,408	483,921	2,915,329
Vale Overseas,
Gtd. Notes		4.38	1/11/22	2,715,000		525,000		3,240,000	2,742,761	530,368	3,273,129
									25,976,550	5,197,628	31,174,178
Media--2.9%
Comcast,
Gtd. Bonds		6.40	5/15/38	1,035,000				1,035,000	1,265,611		1,265,611
Cox Communications,
Sr. Unscd. Notes		6.25	6/1/18	3,535,000	b	575,000	b	4,110,000	4,162,173	677,015	4,839,188
DirecTV Holdings,
Gtd. Notes		6.00	8/15/40	205,000		80,000		285,000	229,079	89,397	318,476
Dish DBS,
Gtd. Notes		6.75	6/1/21	1,515,000		295,000		1,810,000	1,658,925	323,025	1,981,950
Dish DBS,
Gtd. Notes		7.13	2/1/16	1,210,000		230,000		1,440,000	1,334,025	253,575	1,587,600
NBC Universal Media,
Sr. Unscd. Notes		4.38	4/1/21	3,345,000		600,000		3,945,000	3,638,480	652,642	4,291,122
NBC Universal Media,
Sr. Unscd. Notes		5.15	4/30/20	3,170,000		635,000		3,805,000	3,637,061	728,560	4,365,621
News America,
Gtd. Notes		6.15	3/1/37			720,000		720,000		822,372	822,372
News America,
Gtd. Notes		6.65	11/15/37	2,830,000				2,830,000	3,411,081		3,411,081
News America,
Gtd. Notes		6.90	8/15/39	2,640,000		545,000		3,185,000	3,232,635	667,343	3,899,978
Pearson Dollar Finance Two,
Gtd. Notes		6.25	5/6/18	1,170,000	b	150,000	b	1,320,000	1,364,442	174,929	1,539,371
TCI Communications,
Sr. Unscd. Debs.		7.88	2/15/26			355,000		355,000		468,593	468,593
Time Warner Cable,
Gtd. Notes		5.50	9/1/41	2,905,000		535,000		3,440,000	3,149,290	579,990	3,729,280
Time Warner Cable,
Gtd. Notes		6.75	7/1/18	1,000,000		205,000		1,205,000	1,212,911	248,647	1,461,558
Time Warner,
Gtd. Debs.		6.10	7/15/40	1,045,000		220,000		1,265,000	1,248,144	262,767	1,510,911
Time Warner,
Gtd. Debs.		6.20	3/15/40	1,798,000		370,000		2,168,000	2,163,553	445,225	2,608,778
									31,707,410	6,394,080	38,101,490
Municipal Bonds--.7%
California,
GO (Build America Bonds)		7.30	10/1/39	3,095,000		610,000		3,705,000	4,003,259	789,011	4,792,270
New York City,
GO (Build America Bonds)		5.99	12/1/36	3,200,000		630,000		3,830,000	3,936,864	775,070	4,711,934
									7,940,123	1,564,081	9,504,204
Office And Business Equipment--.3%
Xerox,
Sr. Unscd. Notes		5.50	5/15/12	792,000		235,000		1,027,000	802,355	238,072	1,040,427
Xerox,
Sr. Unscd. Notes		5.65	5/15/13	1,075,000		335,000		1,410,000	1,134,384	353,506	1,487,890
Xerox,
Sr. Unscd. Notes		8.25	5/15/14	1,145,000				1,145,000	1,289,539		1,289,539
									3,226,278	591,578	3,817,856
Oil & Gas--1.9%
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	4,765,000		985,000		5,750,000	5,642,856	1,166,467	6,809,323
EQT,
Sr. Unscd. Notes		8.13	6/1/19	2,955,000		550,000		3,505,000	3,470,071	645,868	4,115,939
Hess,
Sr. Unscd. Notes		5.60	2/15/41	1,500,000		310,000		1,810,000	1,734,996	358,566	2,093,562
Pemex Project Funding Master
Trust, Gtd. Bonds		6.63	6/15/35	2,865,000		610,000		3,475,000	3,244,613	690,825	3,935,438
Petrobras International Finance,
Gtd. Notes		5.38	1/27/21	1,490,000		305,000		1,795,000	1,568,890	321,149	1,890,039
Petrobras International Finance,
Gtd. Notes		6.75	1/27/41	1,255,000		260,000		1,515,000	1,435,361	297,366	1,732,727
Petro-Canada,
Sr. Unscd. Notes		6.80	5/15/38	1,040,000		210,000		1,250,000	1,381,933	279,044	1,660,977
Valero Energy,
Gtd. Notes		6.13	2/1/20	2,100,000		500,000		2,600,000	2,398,292	571,022	2,969,314
									20,877,012	4,330,307	25,207,319
Pipelines--1.6%
El Paso,
Sr. Unscd. Notes		7.25	6/1/18	2,480,000		500,000		2,980,000	2,775,884	559,654	3,335,538
Enterprise Products Operating,
Gtd. Notes		5.95	2/1/41	4,395,000		905,000		5,300,000	5,019,499	1,033,594	6,053,093
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.55	9/15/40	2,955,000		605,000		3,560,000	3,359,785	687,875	4,047,660
Plains All American Pipeline,
Gtd. Notes		5.00	2/1/21	2,550,000		550,000		3,100,000	2,826,565	609,651	3,436,216
Plains All American Pipeline,
Gtd. Notes		5.75	1/15/20	3,089,000		610,000		3,699,000	3,549,385	700,914	4,250,299
									17,531,118	3,591,688	21,122,806
Property & Casualty Insurance--2.8%
American International Group,
Sr. Unscd. Notes		3.65	1/15/14	890,000	d	185,000	d	1,075,000	887,631	184,508	1,072,139
American International Group,
Sr. Unscd. Notes		6.40	12/15/20	3,340,000		675,000		4,015,000	3,639,154	735,458	4,374,612
AON,
Sr. Unscd. Notes		3.50	9/30/15	2,160,000		460,000		2,620,000	2,261,786	481,677	2,743,463
Cincinnati Financial,
Sr. Unscd. Notes		6.13	11/1/34	1,234,000		563,000		1,797,000	1,277,033	582,634	1,859,667
Cincinnati Financial,
Sr. Unscd. Debs.		6.92	5/15/28	2,101,000		789,000		2,890,000	2,350,092	882,543	3,232,635
Hanover Insurance Group,
Sr. Unscd. Notes		7.63	10/15/25	1,745,000				1,745,000	1,937,467		1,937,467
MetLife,
Sr. Unscd. Notes		5.00	6/15/15			235,000		235,000		263,357	263,357
Principal Financial Group,
Gtd. Notes		8.88	5/15/19	2,600,000		575,000		3,175,000	3,312,652	732,606	4,045,258
Prudential Financial,
Sr. Unscd. Notes		5.38	6/21/20	5,115,000		540,000		5,655,000	5,634,873	594,884	6,229,757
Willis North America,
Gtd. Notes		6.20	3/28/17	3,665,000		810,000		4,475,000	4,084,511	902,716	4,987,227
Willis North America,
Gtd. Notes		7.00	9/29/19	4,790,000		910,000		5,700,000	5,498,245	1,044,552	6,542,797
									30,883,444	6,404,935	37,288,379
Real Estate--2.1%
Boston Properties,
Sr. Unscd. Notes		6.25	1/15/13	35,000				35,000	36,533		36,533
DDR,
Sr. Unscd. Notes		4.75	4/15/18	2,865,000		545,000		3,410,000	2,889,923	549,741	3,439,664
Duke Realty,
Sr. Unscd. Notes		6.75	3/15/20	265,000		55,000		320,000	309,487	64,233	373,720
Duke Realty,
Sr. Unscd. Notes		8.25	8/15/19	2,565,000		510,000		3,075,000	3,186,933	633,659	3,820,592
ERP Operating,
Sr. Unscd. Notes		5.75	6/15/17	1,220,000				1,220,000	1,389,973		1,389,973
Federal Realty Investment Trust,
Sr. Unscd. Notes		5.40	12/1/13	1,525,000				1,525,000	1,606,450		1,606,450
Federal Realty Investment Trust,
Sr. Unscd. Bonds		5.65	6/1/16	550,000				550,000	599,245		599,245
Federal Realty Investment Trust,
Sr. Unscd. Notes		6.00	7/15/12			380,000		380,000		386,807	386,807
Federal Realty Investment Trust,
Sr. Unscd. Notes		6.20	1/15/17	145,000				145,000	164,722		164,722
Healthcare Realty Trust,
Sr. Unscd. Notes		5.13	4/1/14	3,000,000				3,000,000	3,116,727		3,116,727
Mack-Cali Realty,
Sr. Unscd. Notes		5.13	1/15/15	145,000		196,000		341,000	153,959	208,111	362,070
Mack-Cali Realty,
Sr. Unscd. Notes		5.80	1/15/16	690,000				690,000	747,634		747,634
Regency Centers,
Gtd. Notes		5.25	8/1/15	1,777,000		187,000		1,964,000	1,919,554	202,002	2,121,556
Regency Centers,
Gtd. Notes		5.88	6/15/17	210,000		330,000		540,000	235,444	369,983	605,427
Simon Property Group,
Sr. Unscd. Notes		6.75	2/1/40	1,870,000		745,000		2,615,000	2,534,129	1,009,586	3,543,715
WEA Finance,
Gtd. Notes		7.13	4/15/18	4,015,000	b	445,000	b	4,460,000	4,835,477	535,937	5,371,414
WEA Finance,
Gtd. Notes		7.50	6/2/14			245,000	b	245,000		271,412	271,412
									23,726,190	4,231,471	27,957,661
Residential Mortgage Pass-Through Ctfs.--.4%
Banc of America Mortgage
Securities, Ser. 2005-2,
Cl. 2A1		5.00	3/25/20	1,352,831		281,871		1,634,702	1,366,350	284,688	1,651,038
Countrywide Alternative Loan
Trust, Ser. 2004-16CB, Cl. 2A2		5.00	8/25/19			855,651		855,651		865,827	865,827
CS First Boston Mortgage
Securities, Ser. 2004-7,
Cl. 6A1		5.25	10/25/19			363,067		363,067		366,950	366,950
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2		1.03	2/25/36	1,779,206	c			1,779,206	1,307,850		1,307,850
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3		1.78	2/25/36	1,438,924	c			1,438,924	1,029,522		1,029,522
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B		6.73	4/28/24	843	c			843	677		677
Residential Funding Mortgage
Securities I, Ser. 2004-S3,
Cl. M1		4.75	3/25/19	496,085				496,085	464,591		464,591
									4,168,990	1,517,465	5,686,455
Retail--1.8%
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	3,040,000		560,000		3,600,000	3,372,065	621,170	3,993,235
CVS Pass-Through Trust,
Pass Thru Certificates Notes		8.35	7/10/31	6,726,219	b	1,409,258	b	8,135,477	8,408,151	1,761,651	10,169,802
Home Depot,
Sr. Unscd. Notes		5.95	4/1/41	2,065,000		415,000		2,480,000	2,663,005	535,180	3,198,185
Macys Retail Holdings,
Gtd. Notes		3.88	1/15/22	2,775,000		530,000		3,305,000	2,848,726	544,081	3,392,807
Staples,
Gtd. Notes		9.75	1/15/14	2,575,000		570,000		3,145,000	2,952,384	653,537	3,605,921
									20,244,331	4,115,619	24,359,950
Telecommunications--.8%
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd.
Notes		5.55	2/1/14	2,800,000		565,000		3,365,000	3,060,058	617,476	3,677,534
Verizon Communications,
Sr. Unscd. Notes		3.50	11/1/21	2,145,000		395,000		2,540,000	2,248,112	413,988	2,662,100
Verizon Communications,
Sr. Unscd. Notes		4.75	11/1/41	1,915,000		350,000		2,265,000	2,050,360	374,739	2,425,099
Verizon Communications,
Sr. Unscd. Notes		7.35	4/1/39	1,400,000		280,000		1,680,000	1,969,855	393,971	2,363,826
									9,328,385	1,800,174	11,128,559
Transportation--.3%
CSX,
Sr. Unscd. Notes		4.75	5/30/42	2,785,000		510,000		3,295,000	2,914,820	533,773	3,448,593

U.S. Government Agencies--.0%
Small Business Administration
Participation Ctfs., Gov't
Gtd. Debs., Ser. 97-J		6.55	10/1/17	129,312				129,312	141,273		141,273

U.S. Government Agencies/Mortgage-Backed--37.9%
Federal Home Loan Mortgage Corp.:
4.00%				56,005,000	e,f	10,325,000	e,f	66,330,000	59,067,773	10,889,648	69,957,421
5.00%, 10/1/18 - 9/1/40				1,505,223	f	1,506,783	f	3,012,006	1,622,153	1,647,904	3,270,057
5.50%, 11/1/22 - 9/1/40				15,798,282	f	1,113,753	f	16,912,035	17,201,260	1,217,037	18,418,297
6.00%, 7/1/17 - 12/1/37				8,577,187	f			8,577,187	9,478,504		9,478,504
6.50%, 3/1/14 - 3/1/32				301,702	f			301,702	342,756		342,756
7.00%, 11/1/31 - 3/1/12				15	f	116,369	f	116,384	15	134,890	134,905
7.50%, 12/1/25 - 1/1/31				26,614	f			26,614	29,982		29,982
8.00%, 10/1/19 - 1/1/28				9,966	f			9,966	11,483		11,483
8.50%, 7/1/30				644	f			644	793		793
Multiclass Mortgage
Participation Ctfs., REMIC,
Ser. 51, Cl. E, 10.00%,
7/15/20				91,846	f			91,846	92,071		92,071
Multiclass Mortgage
Participation Ctfs., REMIC,
Ser. 2586, Cl. WE, 4.00%,
12/15/32				1,289,180	f			1,289,180	1,323,036		1,323,036
Federal National Mortgage Association:
3.50%				59,190,000	e,f	11,385,000	e,f	70,575,000	61,511,355	11,831,505	73,342,860
4.00%				89,900,000	e,f	17,925,000	e,f	107,825,000	95,055,199	18,952,886	114,008,085
4.50%						835,000	e,f	835,000		890,580	890,580
5.00%				59,060,000	e,f	10,235,000	e,f	69,295,000	63,668,043	11,033,016	74,701,059
5.50%				39,815,000	e,f	10,350,000	e,f	50,165,000	43,286,244	11,252,252	54,538,496
6.00%				11,200,000	e,f	4,750,000	e,f	15,950,000	12,311,691	5,221,476	17,533,167
4.50%, 11/1/14						3,674	f	3,674		3,931	3,931
5.00%, 5/1/18 - 9/1/40				6,846,197	f	788,705	f	7,634,902	7,436,890	859,597	8,296,487
5.50%, 8/1/22 - 8/1/40				20,677,051	f	6,009,396	f	26,686,447	22,593,157	6,598,814	29,191,971
6.00%, 1/1/19 - 4/1/38				9,749,927	f	830,673	f	10,580,600	10,787,785	917,284	11,705,069
6.50%, 3/1/26 - 10/1/32				116,066	f			116,066	132,833		132,833
7.00%, 9/1/14 - 7/1/32				46,323	f	16,198	f	62,521	52,812	18,943	71,755
7.50%, 3/1/12 - 3/1/31				13,661	f	3,376	f	17,037	14,925	3,980	18,905
8.00%, 5/1/13 - 3/1/31				23,157	f			23,157	26,479		26,479
Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ,
5.00%, 7/25/34				774,447	f			774,447	776,215		776,215
Pass-Through Ctfs.,
Ser. 1988-16, Cl. B, 9.50%,
6/25/18				62,968	f			62,968	70,073		70,073
Government National Mortgage Association I:
4.00%						2,115,000	e	2,115,000		2,277,921	2,277,921
5.50%, 4/15/33				2,150,458				2,150,458	2,417,229		2,417,229
6.00%, 1/15/29 - 1/15/32				24,575		1,384		25,959	27,904	1,569	29,473
6.50%, 4/15/28 - 9/15/32				50,846		2,142		52,988	59,374	2,504	61,878
7.00%, 12/15/26 - 9/15/31				16,454				16,454	19,462		19,462
7.50%, 12/15/26 - 11/15/30				5,569				5,569	5,912		5,912
8.00%, 5/15/26 - 10/15/30				16,105		1,937		18,042	17,569	2,235	19,804
8.50%, 4/15/25				4,306				4,306	5,196		5,196
9.00%, 10/15/27				9,489				9,489	9,810		9,810
9.50%, 2/15/25				2,877				2,877	3,213		3,213
9.50%, 11/15/17				76,814				76,814	82,524		82,524
Government National Mortgage Association II:
4.00%				9,160,000	e			9,160,000	9,865,606		9,865,606
6.50%, 2/20/31 - 7/20/31				116,732				116,732	134,336		134,336
7.00%, 11/20/29				372				372	439		439
									419,542,101	83,757,972	503,300,073
U.S. Government Securities--37.2%
U.S. Treasury Bonds:
3.88%, 8/15/40				19,205,000	d	4,400,000		23,605,000	22,859,961	5,237,377	28,097,338
6.13%, 11/15/27				6,420,000	d			6,420,000	9,546,739		9,546,739
U.S. Treasury Notes:
1.00%, 4/30/12				196,525,000	d	26,075,000	d	222,600,000	197,000,984	26,138,154	223,139,138
1.38%, 9/15/12				11,915,000	d	18,725,000	d	30,640,000	12,009,486	18,873,489	30,882,975
1.75%, 4/15/13						625,000	d	625,000		636,890	636,890
2.13%, 5/31/15				108,495,000	d	13,845,000	d	122,340,000	114,886,006	14,660,554	129,546,560
3.63%, 5/15/13				53,245,000	d	15,940,000	d	69,185,000	55,601,517	16,645,473	72,246,990
									411,904,693	82,191,937	494,096,630
Total Bonds and Notes
(cost $1,331,275,863, $259,940,688 and $1,591,216,551, respectively)									1,370,953,756	267,668,573	1,638,622,329

	Coupon	Maturity
Short-Term Investments--7.3%	Rate (%)	Date	Principal Amount a					Value ($)
U.S. Treasury Bills:
0.01%, 2/9/12			76,402,000		19,100,000		95,502,000	76,401,389	19,099,847	95,501,236
0.03%, 5/17/12			740,000	g	190,000	g	930,000	739,880	189,969	929,849
0.01%, 2/2/12			350,000	g			350,000	350,000		350,000

Total Short-Term Investments
(cost $77,491,733, $19,289,816 and $96,781,549, respectively)								77,491,269	19,289,816	96,781,085

Other Investment--.6%			Shares					Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,255,771, $0 and $8,255,771, respectively)			8,255,771	h			8,255,771	8,255,771		8,255,771

Investment of Cash Collateral for
Securities Loaned--.5%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $5,609,531, $1,053,675 and $6,663,206, respectively)			5,609,531	h	1,053,675	h	6,663,206	5,609,531	1,053,675	6,663,206

Total Investments (cost $1,422,632,898, $280,284,179 and $1,702,917,077, respectively)					131.7%			1,462,310,327	288,012,064	1,750,322,391
Cash and Receivables (Net)					(31.7%	)		(348,389,156)	(72,714,178)	(421,103,334)
Net Assets					100.0%			1,113,921,171	215,297,886	1,329,219,057

GO--General Obligations
REMIC--Real Estate Mortgage Investment Conduit

a	Principal amount stated in U.S. Dollars unless otherwise noted.
MXN--Mexican Peso
ZAR--South African Rand

b
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, these securities were valued at $137,616,602 or 10.4% of pro forma net assets.

c	Variable rate security--interest rate subject to periodic change.

d
Security, or portion thereof, on loan. At January 31, 2012, the value of the fund's securities on loan, on a pro forma basis was $456,046,191 and the value of the collateral held by the fund was $467,095,809, consisting of cash collateral of $6,663,206 and US Government and agency securities valued at $460,432,603.

e	Purchased on a forward commitment basis.

f	The Federal Housing Finance Agency ("FHFA") placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g	Held by or on behalf of a counterparty to open financial futures positions.

h	Investment in affiliated money market mutual fund.

* As of January 31, 2012, all of the securities held by Dreyfus/Standish Fixed Income Fund comport with the investment strategies and restrictions of Dreyfus Intermediate Term Income Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Financial Futures
January 31, 2012 (Unaudited)

Dreyfus		Dreyfus/		Dreyfus	Dreyfus/		Dreyfus	Dreyfus/
Intermediate		Standish		Intermediate	Standish		Intermediate	Standish
Term Income		Fixed Income	Pro Forma	Term Income	Fixed Income	Pro Forma	Term Income	Fixed Income	Pro Forma
Fund		Fund	Combined	Fund	Fund	Combined	Fund	Fund	Combined

Contracts				Market Value Covered by Contracts ($)			Unrealized (Depreciation) at 1/31/2012 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	572	132	704	(75,647,000)	(17,457,000)	(93,104,000)	(726,922)	(176,050)	(902,972)
U.S. Treasury 30 Year Bonds	35		35	(5,090,313)		(5,090,313)	(19,687)		(19,687)
U.S. Treasury Long Bonds		2	2		(290,875)	(290,875)		(1,128)	(1,128)

Gross Unrealized Depreciation							(746,609)	(177,178)	(923,787)

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Forward Foreign Currency Exchange Contracts
January 31, 2012 (Unaudited)

	Dreyfus	Dreyfus/		Dreyfus	Dreyfus/		Dreyfus	Dreyfus/		Dreyfus	Dreyfus/		Dreyfus	Dreyfus/
	Intermediate	Standish	Pro	Intermediate	Standish	Pro	Intermediate	Standish	Pro	Intermediate	Standish	Pro	Intermediate	Standish	Pro
	Term Income	Fixed Income	Forma	Term Income	Fixed Income	Forma	Term Income	Fixed Income	Forma	Term Income	Fixed Income	Forma	Term Income	Fixed Income	Forma
	Fund	Fund	Combined	Fund	Fund	Combined	Fund	Fund	Combined	Fund	Fund	Combined	Fund	Fund	Combined
Forward Currency
Exchange Contracts	Number of Contracts			Foreign Currency Amounts			Proceeds ($)			Value ($)			Unrealized (Depreciation) ($)
Sales:

South African Rand,
Expiring
2/24/2012 a	1	1	2	45,970,000	9,080,000	55,050,000	5,764,480	1,138,601	6,903,081	5,857,086	1,156,893	7,013,979	(92,606)	(18,292)	(110,898)

Counterparty:
a    Credit Suisse First Boston

See notes to unaudited pro forma financial statements.

The following is a summary of the inputs used as of January 31, 2012 in valuing each fund's investments:

	Level 1 - Unadjusted Quoted Prices			Level 2 - Other Significant Observable Inputs			Level 3 -Significant Unobservable Inputs			Total
	Dreyfus	Dreyfus/		Dreyfus	Dreyfus/		Dreyfus	Dreyfus/
	Intermediate	Standish		Intermediate	Standish		Intermediate	Standish
	Term Income	Fixed Income	Pro Forma	Term Income	Fixed Income	Pro Forma	Term Income	Fixed Income	Pro Forma
Assets ($)	Fund	Fund	Combined	Fund	Fund	Combined	Fund	Fund	Combined
Investments in Securities:
Asset-Backed	-	-	-	65,321,097	9,626,304	74,947,401	-	-	-	74,947,401
Commercial Mortgage-Backed	-	-	-	44,820,051	9,547,661	54,367,712	-	-	-	54,367,712
Corporate Bonds+	-	-	-	369,388,084	70,568,510	439,956,594	-	-	-	439,956,594
Foreign Government	-	-	-	47,727,344	8,894,643	56,621,987	-	-	-	56,621,987
Municipal Bonds	-	-	-	7,940,123	1,564,081	9,504,204	-	-	-	9,504,204
Mutual Funds	13,865,302	1,053,675	14,918,977	-	-	-	-	-	-	14,918,977
Residential Mortgage-Backed	-	-	-	4,168,990	1,517,465	5,686,455	-	-	-	5,686,455
U.S. Government Agencies/Mortgage-Backed	-	-	-	419,683,374	83,757,972	503,441,346	-	-	-	503,441,346
U.S. Treasury	-	-	-	489,395,962	101,481,753	590,877,715	-	-	-	590,877,715
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts++	-	-	-	(92,606)	(18,292)	(110,898)	-	-	-	(110,898)
Futures++	(746,609)	(177,178)	(923,787)	-	-	-	-	-	-	(923,787)

+ See Pro Forma Statement of Investments for additional detailed categorizations.
++ Amount shown represents unrealized (depreciation) at period end.

Dreyfus Intermediate Term Income Fund
Pro Forma Statement of Assets and Liabilities
January 31, 2012 (Unaudited)

		Dreyfus Intermediate Term Income Fund	Dreyfus/Standish Fixed Income Fund	Adjustments	Dreyfus Intermediate Term Income Fund Pro Forma Combined (Note 1)

ASSETS:	Investments in securities, at value - See Statement of Investments *
	Unaffiliated issuers	$1,448,445,025	$286,958,389		$1,735,403,414
	Affiliated issures	13,865,302	1,053,675		14,918,977
	Cash denominated in foreign currencies (cost $10,029,992)	9,942,844	-		9,942,844
	Receivable for open mortgage-backed dollar rolls	57,923,457	10,385,286		68,308,743
	Dividends, interest and securities lending income receivable	8,103,202	1,630,726		9,733,928
	Receivable for shares of Common Stock subscribed	1,254,038	37,762		1,291,800
	Prepaid expenses	42,046	16,878		58,924

	Total Assets	1,539,575,914	300,082,716		1,839,658,630

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	789,525	89,065		878,590
	Cash overdraft due to Custodian	17,980	207,446		225,426
	Unrealized depreciation on forward foreign
	currency exchange contracts	92,606	18,292		110,898
	Payable for open mortgage-backed dollar rolls	346,212,296	82,417,573		428,629,869
	Payable for investment securities purchased	71,634,527	704,686		72,339,213
	Liability for securities on loan	5,609,531	1,053,675		6,663,206
	Payable for shares of Common Stock redeemed	690,159	230,203		920,362
	Payable for futures variation margin	181,940	30,500		212,440
	Accrued administration fee	-	10,889		10,889
	Accrued expenses	426,179	22,501		448,680

	Total Liabilities	425,654,743	84,784,830		510,439,573

NET ASSETS		$1,113,921,171	$215,297,886		$1,329,219,057

REPRESENTED BY:	Paid-in capital	$1,097,994,034	$214,674,987		$1,312,669,021
	Accumulated undistributed (distributions in excess of) investment income-net	(1,407,130)	1,208,280		(198,850)
	Accumulated net realized gain (loss) on investments	(21,343,357)	(8,119,990)		(29,463,347)
	Accumulated net unrealized appreciation (depreciation)
	on investments and foreign currency transactions
	(including ($746,609), ($177,178) and ($923,787), respectively, net
	unrealized (depreciation) on financial futures)	38,677,624	7,534,609		46,212,233

NET ASSETS		$1,113,921,171	$215,297,886		$1,329,219,057

Class A Shares (500 million, $.001 par value shares authorized)
Net Assets		$993,582,572	$-		$993,582,572
Shares outstanding		72,054,180	-		72,054,180
Net asset value, offering price and redemption
price per share		$13.79	$-		$13.79

Maximum offering price per share (net asset value
plus maximum sales charge)		$14.44	$-		$14.44

Class B Shares (100 million, $.001 par value shares authorized)
Net Assets		$2,285,976	$-		$2,285,976
Shares outstanding		165,834	-		165,834
Net asset value, offering price and redemption
price per share		$13.78	$-		$13.78

Class C Shares (100 million, $.001 par value shares authorized)
Net Assets		$42,591,491	$-		$42,591,491
Shares outstanding		3,089,093	-		3,089,093
Net asset value, offering price and redemption
price per share		$13.79	$-		$13.79

Class I Shares (500 million, $.001 par value shares authorized)
Net Assets		$75,461,132	$215,297,886		$290,759,018
Shares outstanding		5,473,556	9,865,491	5,744,734(a)	21,083,781
Net asset value, offering price and redemption
price per share		$13.79	$21.82		$13.79

* Investments in securities, at cost
Unaffiliated issuers	$1,408,767,596	$279,230,504	$1,687,998,100
Affiliated issures	$13,865,302	$1,053,675	$14,918,977

* Market value of securities on loan	$403,403,806	$52,642,385	$456,046,191

(a) Reflects adjustment of shares as a result of the Exchange.

See notes to pro forma financial statements.

Dreyfus Intermediate Term Income Fund
Pro Forma Statement of Operations
For the Twelve Months Ended January 31, 2012 (Unaudited)

						Dreyfus Intermediate Term Income Fund
		Dreyfus Intermediate	Dreyfus/Standish			Pro Forma
		Term Income	Fixed Income			Combined
		Fund	Fund	Adjustments		(Note 1)

INVESTMENT INCOME:

INCOME:	Interest	$38,065,584	$7,180,531			$45,246,115
	Dividends	19,954	4,218			24,172
	Income from securities lending	92,686	14,977			107,663
	Total Income	38,178,224	7,199,726			45,377,950

EXPENSES:	Management/ Investment advisory fees	5,181,674	900,389	$107,650	(a)	6,189,713
	Shareholder servicing costs	4,756,828	30,374			4,787,202
	Professional fees	81,551	62,069	(62,069)	(a)	81,551
	Prospectus and shareholders' reports	41,445	11,440	(10,000)	(a)	42,885
	Custodian fees	95,649	46,518	(40,000)	(a)	102,167
	Directors/ Trustees fees and expenses	48,341	9,247	(8,000)	(a)	49,588
	Registration fees	44,524	26,047	(25,000)	(a)	45,571
	Loan commitment fees	17,403	3,916			21,319
	Distribution and service fees	328,463	-			328,463
	Administration fees	-	99,930	(99,930)	(a)	-
	Administrative service fees	-	20,430	(20,430)	(a)	-
	Accounting and administration fees	-	11,250	(11,250)	(a)	-
	Miscellaneous	94,452	61,872	(50,000)	(a)	106,324
	Total Expenses	10,690,330	1,283,482	(219,029)		11,754,783

	Less- reduction in management fee due to
	undertaking	-	(37,001)	37,001	(b)	-
	Less- reduction in fees due to earnings credits	(1,028)	(11)	-		(1,039)

	Net Expenses	10,689,302	1,246,470	(182,028)		11,753,744

INVESTMENT INCOME-NET		27,488,922	5,953,256	182,028		33,624,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments and foreign currency transactions	$68,487,763	$12,323,660			$80,811,423
	Net realized gain (loss) on forward foreign currency exchange contracts	515,102	60,264			575,366
	Net realized gain (loss) on financial futures	(1,546,536)	(485,444)			(2,031,980)
	Net realized gain (loss) on options transactions	382,374	68,880			451,254
	Net realized gain (loss) on swap transactions	321,440	-			321,440

	Net Realized Gain (Loss)	68,160,143	11,967,360			80,127,503

	Net unrealized appreciation (depreciation) on investments and
	foreign currency transactions	13,413,090	(355,688)			13,057,402
	Net unrealized appreciation (depreciation) on financial futures	(349,836)	(452,747)			(802,583)
	Net unrealized appreciation (depreciation) on option contracts	1,063,472	(37,840)			1,025,632
	Net unrealized appreciation (depreciation) on swap transactions	(502,530)	-			(502,530)
	Net unrealized appreciation (depreciation) on forward					-
	foreign currency exchange contracts	262,521	(16,930)			245,591

	Net Unrealized Appreciation (Depreciation)	13,886,717	(863,205)			13,023,512

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		82,046,860	11,104,155			93,151,015

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$109,535,782	$17,057,411	$182,028		$126,775,221

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.
(b) Reflects the adjustment of management fee undertaking to be commensurate with those of the combined fund.

See notes to pro forma financial statements.

Dreyfus Intermediate Term Income Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 18-19, 2012, the Board of Directors of Dreyfus Investment Grade Funds, Inc., on behalf of Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"), and at a meeting held on July 25-26, 2012, the Board of Trustees of Dreyfus Investment Funds, on behalf of Dreyfus/Standish Fixed Income Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on January 31, 2012.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended January 31, 2012.  The pro forma financial statements reflect the financial position and the results of operations assuming the Fund's shareholders approved the Exchange as of February 1, 2011.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated.  The fiscal year end is July 31 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been at January 31, 2012 had the Exchange occurred on February 1, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the funds' investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.

Level 2---other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.  Valuation techniques used to value the fund's investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts ("forward contracts") are valued each business day by an independent pricing service (the "Service") approved by the Boards of Directors/Trustees.  Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.  These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service's procedures are reviewed by Dreyfus under the general supervision of the Boards of Directors/Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Boards of Directors/Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.  These securities are generally categorized within Level 1 of the fair value hierarchy.  Options traded over-the-counter are valued at the mean between the bid and asked price.  These securities are generally categorized within Level 2 of the fair value hierarchy.  Investments in swap transactions are valued each business day by the Service.  Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.  These securities are generally categorized within Level 2 of the fair value hierarchy.  Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.  Forward contracts are valued at the forward rate.  These securities are generally categorized within Level 2 of the fair value hierarchy.

The fair value hierarchy has been included at the end of the pro forma Statement of Investments.

In May 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ('IFRS')" ("ASU 2011-04").  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy:  quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Class I shares on January 31, 2012 by the net asset value per share of Class I shares of the Acquiring Fund on January 31, 2012.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on February 1, 2011.  The Dreyfus Corporation will bear the costs of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6--Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

NOTE 7--Derivatives Transactions:

The Acquiring Fund and the Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.  When executing forward currency exchange contracts, the funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forward currency exchange contracts, the funds would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.  The funds realize a gain if the value of the contract decreases between those dates.  With respect to purchases of forward currency exchange contracts, the funds would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.  The funds realize a gain if the value of the contract increases between those dates.  The funds are also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.  Open forward foreign currency exchange contracts at January 31, 2012 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

In the normal course of pursuing its investment objective, the funds are exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.  The funds invest in financial futures contracts in order to manage exposure to or protect against changes in the market.  A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date.  Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.  The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.  Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.  Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.  When the contracts are closed, the funds recognize a realized gain or loss.  There is minimal counterparty credit risk with futures since futures are exchange traded, and the exchange's clearinghouse guarantees the futures against default.  Contracts open at January 31, 2012 are set forth in the Statement of Financial Futures.